       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE


     THIS AMENDED AND RESTATED PROMISSORY NOTE is made this 10th day of October 1996 by and between DELTA COMPUTEC INC., a New York corporation with its principal office and place of business 900 Huyler Street, Teterboro, New Jersey 07608 ("Borrower") and NATIONAL CANADA FINANCE CORP., a Delaware corporation with an office and place of business at 125 West 55th Street, New York, New York 10019-5366 ("Lender").

                              W I T N E S S E T H :

     WHEREAS, Borrower, Delta Data Net, Inc. ("DDI") and Lender entered into a certain Credit Agreement dated as of April 1, 1994, as amended by Credit Agreement Amendment No. 1 dated November 17, 1994, Credit Agreement Amendment No. 2 dated January 24, 1995, Credit Agreement Amendment No. 3 dated April 3, 1995, Credit Agreement Amendment No. 4 dated May 1, 1995 and Credit Agreement Amendment No. 5 dated October 27, 1995 (as amended, the "Credit Agreement"); and

     WHEREAS, Borrower and DDI executed and delivered to Lender a Promissory Note dated April 1, 1994, as amended and restated by an Amended and Restated Promissory Note dated May 1, 1995 and as further amended and restated by a Third Amended and Restated Promissory Note dated October 27, 1995 (as amended and restated, the "Promissory Note"); and

     WHEREAS, on the date hereof, Lender is assigning to Joseph M. Lobozzo II ("Lobozzo") all indebtedness of DDI to Lender and all but $750,000 of the indebtedness owed to Lender by Borrower evidenced by the Credit Agreement and the Promissory Note; and

     WHEREAS, Borrower and Lender desire to enter into a new agreement which amends and restates, in its entirety, the portions of the Credit Agreement and the Promissory Note evidencing the indebtedness which Lender is not assigning to Lobozzo.

     NOW, THEREFORE, Borrower and Lender agree as follows:

     1. Promise to Pay. For value received, Borrower promises to pay to Lender, on the earlier to occur of: (a) October 10, 2001 (the "Maturity Date"); or (b) the day upon which Lender accelerates the Indebtedness (as herein defined) following the occurrence of an Event of Default and, if applicable, the expiration of any cure period related to such Event of Default, the principal sum of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) (the "Principal"), plus interest as agreed below and all reasonable attorneys' fees and disbursements Lender incurs in order to collect any amount due

                                                            Page 81 of 207 Pages
under this Note. All of Borrower's obligations to Lender described in the preceding sentence, together with Borrower's obligations to make Quarterly Premium Payments, as such term is defined below, are collectively referred to as the "Indebtedness".

     2. Interest. The unpaid Principal balance of this Note shall earn interest calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) from and including the date hereof to but not including the date all amounts hereunder are paid in full at a rate per year that shall on each day be one percent (1%) above the rate in effect on that day as the rate announced by Lender as its Prime Rate of interest. Until the outstanding Principal is paid in full, payments of all accrued and unpaid interest in amounts which will vary will become due and payable on the first day of each month commencing on November 1, 1996. "Prime Rate" shall mean the interest rate per annum announced from time to time by Lender as its Prime Rate. The Prime Rate may be greater or lesser than other interest rates charged by Lender to other borrowers and is not solely based or dependent upon the interest rate which Lender may charge any particular borrower or class of borrowers.

     3. Interest Rate Cap. It is the intent of Lender and Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by Lender, shall be refunded to Borrower.

     4. Prepayment  Premium.

          (a) During the period from the date hereof through and including October 10, 1997, Borrower may prepay all or any portion of this Note at any time without premium or penalty. During the period from October 10, 1997 through and including October 10, 1999, Borrower may prepay all or any portion of this Note at any time; provided, however, any prepayment of this
     Note in full must be accompanied by all accrued and unpaid Quarterly Premium Payments, as such term is defined below. Thereafter, Borrower may prepay all or any portion of this Note at any time without premium or penalty.

          (b) A premium of $25,000 per quarter (a "Quarterly Premium Payment") shall accrue as of the first day of each three-month period beginning on October 10, 1997, but the aggregate of all Quarterly Premium Payments shall not exceed $200,000.

                                       2
                                                            Page 82 of 207 Pages

          (c) If a portion of this Note, but not the entire Note, is paid as of the date any Quarterly Premium Payment accrues (a "QPP Reduction Ratio
     Date"), the Quarterly Premium Payment accruing as of such QPP Reduction Ratio Date shall be reduced by the proportion that all prepayments made on this Note as of that QPP Reduction Ratio Date (the "QPP Prepayment Total")

     bears to $750,000; provided, however, that, except to the extent provided in the Pledge Agreement, as hereinafter defined, no such prepayment shall affect Lender's right to Warrant Shares or Option Shares, as these terms are defined in that certain Pledge Security Agreement dated the date hereof between Lender and Lobozzo (the "Pledge Agreement").

     5. Additional Consideration. As of the date hereof, for and in consideration of Lender's agreement, at the request of Borrower and Lobozzo to enter into this Note and related documents: (a) Lobozzo, pursuant to that certain Limited Nonrecourse Guaranty and Suretyship Agreement (the "Lobozzo Guaranty") and the Pledge Agreement, has agreed to deliver to Lender certain common shares of Borrower and warrants or options related to common shares of Borrower in such amounts as are set forth in the Lobozzo Guaranty and the Pledge Agreement; and (b) Borrower, pursuant to Section 6(l) of this Note, has agreed to take certain action. The agreements set forth in clauses (a) and (b) above are referred to herein as the "Security Obligations".

     6. Representations and Covenants. Borrower represents to and agrees with Lender that now and until this Note is paid in full:

          (a) Good Standing; Authority. Borrower is a corporation (i) duly organized and existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) duly qualified, in good standing and authorized to do business in every jurisdiction in which failure to be so qualified would have a material adverse effect on its business or assets and (iii) having the power and authority to own each of its assets and to use them as contemplated now or in the future.

          (b) Legality. The execution, issuance, delivery to Lender and performance by Borrower of this Note (i) are in furtherance of Borrower's purposes and within its power and authority; (ii) do not violate Borrower's certificate of incorporation or other governing instrument or result in a lien or encumbrance on any assets of Borrower; and (iii) have been duly authorized by all necessary corporate action.

          (c) Compliance. Borrower conducts its business and operations and the ownership of its assets in compliance with each applicable statute, regulation and other law, including without limitation environmental laws. All approvals, including without

                                       3
                                                            Page 83 of 207 Pages
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     limitation  authorizations,   permits,  consents,   franchises,   licenses,
     registrations, filings, declarations, reports and notices (the "Approvals") necessary to the conduct of Borrower's business and for Borrower's due issuance of this Note have been duly obtained and are in full force and effect. Borrower is in compliance with all conditions of each Approval.

          (d) Financial and Other Information. For each year until this Note is paid in full, Borrower shall provide to Lender: (i) within 60 days after the end of each fiscal quarter of Borrower, unaudited consolidated quarterly financial statements certified by an officer of Borrower to have been prepared in accordance with generally accepted accounting principles and to be correct, complete and in accordance with Borrower's records, (ii) on or before the earlier to occur of (A) the date on which Borrower files its annual 10K report with the U.S. Securities and Exchange Commission, or
     (B) 120 days after the end of Borrower's fiscal year, audited annual consolidated financial statements of Borrower.

          (e) Accounting; Tax Returns and Payment of Claims. Borrower will maintain a system of accounting and reserves in accordance with generally accepted accounting principles, will file each tax return required of it and, except as disclosed in an attached schedule, will pay when due each tax, assessment, fee, charge, fine and penalty imposed by any taxing authority upon Borrower or any of its assets, income or franchises.

          (f) Insurance. Borrower will maintain its property in good repair and will maintain and on request provide Lender with evidence of insurance coverage satisfactory to Lender including without limitation fire and hazard, liability, worker's compensation and flood hazard insurance as required.

          (g) Judgments and Litigation. There is no pending claim, action or other legal proceeding or judgment, order or award of any court, agency or other governmental authority or arbitrator (each an "Action") which involves Borrower or its assets and would have a material adverse effect upon Borrower or threaten the validity of this Note. Borrower will immediately notify Lender in writing upon acquiring knowledge of any such Action.

          (h) Notice of Change of Address and of Default. Borrower will immediately notify Lender in writing (i) of any change in its address or of the location of any collateral securing this Note, (ii) of the occurrence of any Event of Default defined below and (iii) of any material change in Borrower's ownership or management.

                                       4
                                                            Page 84 of 207 Pages

          (i) Payment of a portion of equity proceeds. In the event that DCI raises capital in any offering of additional equity, DCI shall, within ten
     (10) business days of the receipt of immediately available funds as a result of such offering, remit fifty percent (50%) of such immediately available funds to Lender to be applied by Lender as a permanent reduction in the Indebtedness.

          (j) Spare Parts Inventory Certification. Subject to the Inventory Covenant Cure Period, as such term is defined below, Borrower shall furnish to Lender on or before the fifth business day of any month a certification in the form attached hereto as Exhibit A (a "Spare Parts Inventory Certificate") as of the last day of the preceding month of the value (determined in accordance with generally accepted accounting principles) of Borrower's Spare Parts Inventory, as such term is defined in the Amended and Restated Security Agreement dated the dated hereof between Borrower and

     Lender.

          (k) Collateral Coverage Ratio. Subject to the Inventory Covenant Cure Period, Borrower shall have, as of the last day of each month and as certified on the Spare Parts Inventory Certificate, a ratio (the "Spare Parts Inventory Ratio") of the value (determined in accordance with generally accepted accounting principles) of the Spare Parts Inventory to an amount equal to the outstanding principal balance of this Note, plus the amount of any indebtedness secured by a lien in favor of the Internal Revenue Service or purchase money security interest, which lien or security interest encumbers the Spare Parts Inventory and has priority over NCFC's security interest in the Spare Parts Inventory, less any cash collateral securing this Note, of at least 2.5 to 1. Lender agrees that Borrower's failure to have the Spare Parts Inventory Ratio required by the preceding sentence and as required by clause 7(d) below, may be cured by (i) a reduction in the principal amount of this Note, (ii) delivery of cash collateral to the Lender, (iii) the acquisition of additional Spare Parts Inventory or (iv) furnishing a further Spare Parts Inventory Certificate certifying that Borrower has a Spare Parts Inventory Ratio that meets the requirements of the foregoing covenant.

          (l) Warrant. Borrower shall use its reasonable efforts to present to its shareholders for approval a resolution authorizing Borrower to issue to Lender by October 10, 1999, a warrant, in substantially the form attached as Exhibit A to the Pledge Agreement, for a number of common shares of Borrower that when added to the Pledged Shares, as such term is defined in the Pledge Agreement, will give Lender rights to 17 1/2% of the issued and outstanding common shares of Borrower, subject, however, to adjustment as provided in Section 4 of the Pledge Agreement. If such resolution is approved, Borrower shall promptly issue such warrant.

                                       5
                                                            Page 85 of 207 Pages
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     7.  Events  of  Default;  Acceleration.  An event  of  default  ("Event  of
Default") will have occurred if, prior to the payment in full by Borrower of its Indebtedness hereunder:

          (a) Borrower fails to pay any amount of interest due under this Note within forty-five (45) days after receipt of a written notice from Lender that an amount of interest was not timely paid in accordance with paragraph 2 hereof;

          (b) Borrower fails to pay when due, whether upon maturity, by acceleration or otherwise, any other amount due under this Note within forty-five (45) days after receipt of a written notice from Lender that any other amount due under this Note was not timely paid;

          (c)  Borrower  fails to  furnish  to  Lender  on or  before  the fifth business day of any month a Spare Parts Inventory Certificate as of the last day of the preceding month of the value (determined in accordance with generally accepted accounting principles) of Borrower's spare parts inventory and such failure continues unremedied for at least forty-five days (the "Inventory Covenant Cure Period"); provided, however, that Lender shall provide Borrower with at least twenty five days prior written notice (which twenty five day period may run concurrently with the Inventory Covenant Cure Period) before taking any remedial action against Borrower based upon this subsection (c);

          (d) Borrower fails to have, as of the last day of each month, and as certified on a Spare Parts Inventory Certificate, a Spare Parts Inventory Ratio of at least 2.5 to 1 and such failure continues unremedied for at least the Inventory Covenant Cure Period; provided, however, that Lender shall provide Borrower with at least twenty five days prior written notice (which twenty five day period may run concurrently with the Inventory Covenant Cure Period) before taking any remedial action against Borrower based upon this subsection (d);

          (e) Lobozzo declares an event of default under any of the documents evidencing the indebtedness of Borrower to Lobozzo and any such event of default continues beyond the expiration of all applicable grace and cure periods, and any such event of default is further not waived in writing by Lobozzo, and thereafter, Lobozzo actively takes action to enforce, realize upon or foreclose his security interest in any tangible assets which secure the indebtedness of Borrower to Lobozzo under an Amended and Restated Promissory Note dated the date hereof;

          (f) Borrower breaches or is in default under any other agreement with Lender and any such event of default continues beyond the expiration of any applicable grace or cure period(s);

                                       6
                                                            Page 86 of 207 Pages

          (g) Borrower is dissolved;

          (h) A receiver or similar trustee is appointed for Borrower or its assets (with or without its consent), or Borrower makes an assignment for the benefit of creditors or commences or has commenced against it a proceeding pursuant to any bankruptcy law and, with respect to the appointment of any such receiver or trustee or the commencement of any such proceeding against Borrower, the failure to have such appointment vacated, or such proceeding dismissed, within ninety (90) days;

          (i) Any representation or warranty made in a Spare Parts Inventory Certificate proves to have been made with the affirmative intention of deceiving Lender as to the value (determined in accordance with generally accepted accounting principles) of Borrower's spare parts inventory.

          (j) Lobozzo breaches or is in default under the Pledge Agreement and any such breach or default continues beyond the expiration of any applicable grace or cure period(s);

          (k) A final judgment or judgements are entered or an order or orders of any judicial authority or governmental entity is issued against Borrower

     (such judgment(s) and order(s) hereinafter collectively referred to as "Judgment") for payment of money, which Judgment exceeds Two Hundred Fifty Thousand Dollars ($250,000) and which is not covered by insurance or otherwise the subject of an appeal as to which a bond has been provided; or

          (l) Borrower raises capital in any offering of additional equity and fails, within ten (10) business days of the receipt of immediately available funds as a result of such equity offering, to remit fifty percent (50%) of such immediately available funds to Lender to be applied as a permanent reduction to the Indebtedness; or

          (m) Lender's agent fails to deliver to Lender a share certificate for the Pledged Shares within twenty one days of the date of this Note.

     Upon the occurrence of any Event of Default and the expiration of any grace or cure period applicable thereto, all amounts hereunder shall become immediately due and payable at Lender's option and, subject to the provisions of the Intercreditor Agreement, Lender may thereupon exercise all rights and remedies available to it under this Note and all documents entered into in connection with this Note and applicable law.

     8. Cumulative Nature of Bank's Rights and Remedies. All rights and remedies of Lender under applicable law and this and other agreements of Borrower are cumulative and not

                                       7
                                                            Page 87 of 207 Pages
exclusive. No single, partial or delayed exercise by Lender of any right or remedy shall preclude full and timely exercise by Lender at any time of any right or remedy of Lender without notice. No course of dealing or other conduct, no oral agreement or representation made by Lender or usage of trade shall operate as a waiver of any right or remedy of Lender. No waiver shall be effective against either party unless made specifically in writing by the party against whom such waiver is sought to be charged.

     9. Miscellaneous. This Note, with any related security agreements and guaranties, contains the entire agreement between Lender and Borrower with respect to this Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by Lender. No change in this Note shall be effective unless made in a writing duly executed by both parties. This Note shall be governed by the internal laws of the State of New York, without regard to its principles of conflict of laws. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Each provision of this Note shall survive until all amounts due under this Note are paid to Lender, shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If a court deems any provision invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

     10.  Notices.  Notices to Borrower by Lender and to Lender by Borrower must be in writing, refer specifically to this Note and be delivered by telecopy and confirmed by overnight mail or other nationally recognized overnight delivery service directed to Borrower or Lender, as the case may be, at the address of each stated on the first page of this Agreement and, when forwarded to Borrower, with a copy to Edwin M. Larkin, Esq., Jaeckle Fleischmann & Mugel, LLP, Suite 460, 39 State Street, Rochester, New York 14614, and when forwarded to Lender, with a copy to Walter J. Greenhalgh, Esq., Duane, Harris & Hecksher, One Riverfront Plaza, Suite 500, Newark, New Jersey 07102. Notices shall be deemed delivered only when actually received by an officer of Borrower or Lender or by addressee, as the case may be. Telecopy numbers are as follows: Lender 212-632-8775; Walter J. Greenhalgh, Esq. at 201-733-9881; Borrower, 201-440-3985, Attention: President; and Edwin M. Larkin, Esq. at 716-262-4133.

     11. Borrower's Waivers and Consents. In any action or other legal proceeding relating to this Note, Borrower (1) consents to the personal jurisdiction of any state or federal court located in the State of New York and
(2) agrees  that in any

                                       8
                                                            Page 88 of 207 Pages
legal proceeding, a copy of this Note kept in Lender's course of business may be admitted into evidence as an original.

     12. Trial by Jury. Borrower agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by Borrower or any successor or assign of Borrower on or with respect to this Note or any other document executed and delivered in connection with this Note or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. BORROWER HEREBY KNOWING, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, Borrower waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT ENTER INTO THIS SECTION WERE NOT A PART OF THIS NOTE.

     13. Amendment and Restatement. THIS NOTE IS ISSUED IN ORDER TO AMEND, RESTATE AND EVIDENCE AND TO BE A SUBSTITUTE FOR, BUT NOT TO BE A PAYMENT, SATISFACTION, CANCELLATION OR A NOVATION OF A PORTION OF THE INDEBTEDNESS EVIDENCED BY THE THIRD AMENDED AND RESTATED PROMISSORY NOTE DATED OCTOBER 27, 1995 OF BORROWER AND DDI TO LENDER (THE "SUPERSEDED NOTE"); PROVIDED, HOWEVER, THAT THE SUBSTITUTION OF THIS AMENDED AND RESTATED NOTE FOR THE SUPERSEDED NOTE DOES NOT EXTINGUISH THE INDEBTEDNESS EVIDENCED BY THE SUPERSEDED NOTE OR ANY PORTION THEREOF AND THE LIABILITIES OF BORROWER THEREUNDER AND HEREUNDER ARE CONTINUOUS. THIS AMENDED AND RESTATED NOTE DOES NOT EVIDENCE ANY NEW ADVANCES OF CREDIT OR REFLECT ANY AGREEMENT BY LENDER FOR THE EXTENSION OF ANY ADDITIONAL CREDIT TO BORROWER.

     14. Releases. (a) Recognizing and in consideration of Lender's undertakings as herein set forth, Borrower hereby waives and releases Lender and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising out of or relating to Lender's acts or omissions with respect to Borrower or any of its lending relationships with Borrower arising on or before the date hereof.

          (b) Recognizing and in consideration of Borrower's undertakings as herein set forth, Lender hereby waives and releases Borrower and its officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever or howsoever arising out of or relating to Borrower's acts or omissions with respect to Lender or any of its lending relationships with Lender arising on or before the date hereof; provided, however, this paragraph 14(b) is subject in all respects to paragraph 13 of this Note and specifically excepted from the terms of the release set forth in

                                       9
                                                            Page 89 of 207 Pages
     this paragraph 14(b) shall be the obligations of Borrower pursuant to this Note and all other documents executed in connection with this Note and dated the date hereof.

     15. Assignment. This Note and the other documents entered into in connection with this Note: (i) shall be binding upon Lender and Borrower and upon their respective successors and assigns, and (ii) shall inure to the benefit of Lender and Borrower; provided, however, that neither Borrower nor Lender may assign any rights hereunder or any interest herein without obtaining the prior written consent of the non-assigning party, and any such assignment or attempted assignment shall be void and of no effect with respect to the non-assigning party; provided, however, notwithstanding the foregoing, if Lobozzo sells, assigns or otherwise transfers more than fifty percent of the shares of common stock of Borrower owned by him on the date of this Note, then Lender may assign this Note and the other documents entered into in connection with this Note to a financial institution, as such term is defined in Section 3(a)(46) of the Securities Exchange Act of 1934, as amended or any other entity in the business of buying and selling loans, but in no event shall Lender assign this Note to a competitor of Borrower.

     16. Negation of Partnership or Joint Venture. No provision contained in this Note nor in any other document executed between or among Borrower, Lender or Lobozzo shall constitute, or be construed to be or to create, a partnership, joint venture or other non-lending relationship between Borrower, Lender or Lobozzo or any of them. Borrower and Lender specifically acknowledge that no such relationship is intended hereby, and that Lender has entered into this Note and all documents entered into in connection with this Note solely in its capacity as lender to Borrower.

     17. Counterparts. This Note may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.





                                              DELTA COMPUTEC INC.


                                              By: /s/ Michael Julian
                                              Name:
                                              Title:   Secretary

                                              NATIONAL CANADA FINANCE CORP.


                                              By:    /s/  E. Lynn Forgash
                                              Name:
                                              Title:


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